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                                                                   EXHIBIT 10.29

                        LEASE SUPPLEMENT NO. 1 [N361ML]
                        -------------------------------

          THIS LEASE SUPPLEMENT NO. 1 [N361ML] dated September 27, 2000, between FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee, except as otherwise provided herein, the Lessor, and MIDWAY AIRLINES CORPORATION, a Delaware corporation, the Lessee;

                             W I T N E S S E T H :

          WHEREAS, the Lessor and the Lessee have heretofore entered into that certain Lease Agreement [N361ML], dated as of September 27, 2000 (the "Lease", the terms defined therein being herein used with the same meaning), which Lease provides, among other things, for the execution and delivery of Lease Supplements in substantially the form hereof for the purpose of leasing a specific Aircraft under the Lease when delivered by the Lessor to the Lessee in accordance with the terms thereof;

          WHEREAS, the Lease, a counterpart of which is attached hereto and made a part hereof, relates to the Aircraft and Engines described in Schedule I hereto and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document;

          NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, the Lessor and the Lessee hereby agree as follows:

          1. The Lessor hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor, under the Lease as herein supplemented, the Aircraft, described in Schedule I hereto.

          2. The Delivery Date is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Basic Term shall commence on the Delivery Date and continue through September __, 2018 (the "Expiration Date"), unless terminated earlier as provided in the Lease.

          4. Lessee hereby confirms to Lessor that Lessee has duly and irrevocably accepted the Aircraft under and for all purposes hereof, of the Lease and of the other Lessee Documents.

          5. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

          6. This Lease Supplement may be executed by the parties hereto in separate counterparts and all such counterparts shall together constitute but one and the same instrument. To
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the extent, if any, that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement or the Lease may be created through the transfer or possession of any counterpart other than the original counterpart of each thereof containing the receipt therefor executed by the Indenture Trustee on the signature page of each thereof.

          7. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                  [Remainder of page left intentionally blank]
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          IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this
Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.


                         FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein but solely as Owner Trustee


                         By:  /s/ Sterling C. Correia
                              -----------------------
                              Name: Sterling C. Correia
                              Title: Vice President


                         MIDWAY AIRLINES CORPORATION


                         By:  /s/ Jonathan S. Waller
                              ----------------------
                              Name: Jonathan S. Waller
                              Title: Senior Vice President and General Counsel
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          THE LESSOR HAS ASSIGNED THIS LEASE SUPPLEMENT TO THE INDENTURE TRUSTEE
AS SECURITY. TO THE EXTENT, IF ANY, THAT THIS LEASE SUPPLEMENT CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE SUPPLEMENT MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE INDENTURE TRUSTEE IMMEDIATELY FOLLOWING THIS LEGEND.

          Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this _____ day of __________, 2000.


                              ALLFIRST BANK, as Indenture Trustee


                              By:______________________________
                                Name:
                                Title:
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                                                                      SCHEDULE I

                      DESCRIPTION OF AIRFRAME AND ENGINES
                      -----------------------------------

                                   AIRFRAME


                        Manufacturer's      FAA Registration     Manufacturer's
    Manufacturer            Model                Number           Serial Number
    ------------            -----                ------           -------------

The Boeing Company         737-7BX               N361ML               30736




                                    ENGINES

                            Manufacturer's       Manufacturer's
     Manufacturer              Model             Serial Numbers
     ------------              -----             --------------

CFM International, Inc.      CFM-56-7B20              876573
                                                      877574



          Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.